                                                                    EXHIBIT 4.1

        NUMBER                                                  SHARES
     MGC                        [MOVADO LOGO]

    COMMON STOCK                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS


                               MOVADO GROUP, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                                                            CUSIP 624580 10 6

     THIS
  CERTIFIES
     THAT



    IS THE
    OWNER
      OF


        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE
                           PAR VALUE OF $.01 EACH OF



Movado Group, Inc., transferable on the books of the Corporation by the registered owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


      /s/ Illegible                                   /s/ Illegible
        TREASURER                                CHIEF EXECUTIVE OFFICER



[SEAL]                          COUNTERSIGNED AND REGISTERED:
                                   THE BANK OF NEW YORK
                                       NEW YORK
                                           TRANSFER AGENT AND REGISTRAR

BY

                   AUTHORIZED SIGNATURE

[Official Seal]

     The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish a copy of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to the holder of record of this certificate without charge upon written request to the Corporation at its principal place of business.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

     UNIF GIFT MIN ACT --                   Custodian
                          ----------------            -----------------
                             (Cust)                        (Minor)
                          under Uniform Gifts to Minors
                          Act
                              -----------------------------
                                      (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received,               hereby sell, assign and transfer unto
                        -------------

      PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
    ----------------------------------------

    ----------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                         Shares
------------------------------------------------------------------------
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------------------------

                    -----------------------------------------------------------
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


-------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.